WITHDRAWAL AGREEMENT

     WITHDRAWAL AGREEMENT dated as of December 29, 1999 by and among Mark T. Smith ("Smith"), The Rockside Foundation ("Rockside"), The R. Templeton Smith Foundation (the "Foundation"), Logg Investment Research, Inc. ("Logg") and
Thomas O'Brien ("O'Brien"; together with Smith, Rockside, the Foundation and Logg, the "Investors").

     The Investors previously have acquired shares of Common Stock and Warrants to purchase Common Stock of Palomar Medical Technologies, Inc., a publicly-traded Delaware corporation (the "Issuer"), and may, for purposes of the federal securities laws, be deemed to be acting in concert as a "group" ("Group"), as defined in Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to their ownership, voting and disposition of such shares and warrants. In connection therewith, the Investors entered into an agreement dated as of January 29, 1999 (the "Agreement"), pursuant to which the Investors authorized Smith to prepare, sign and file certain forms with the Securities and Exchange Commission (the "SEC") relating to securities holdings in the Issuer on behalf of the Investors. Logg and O'Brien now desire to withdraw from certain relationships with the other Investors and to cancel the Agreement as it relates to Logg and O'Brien. Therefore, the Investors hereby agree as follows:

     1. Section 16 Filings and Amendments: Pursuant to Section 1 of the Agreement, Logg and O'Brien hereby inform Smith that he is no longer authorized to prepare, sign and file with the SEC on its and his behalf all Statements of Beneficial Ownership of Securities on Forms 3, 4 and 5, and all amendments thereto, as required by Section 16 of the Exchange Act, with respect to any securities of the Issuer. From and after the date hereof, Logg and O'Brien shall be solely responsible for such filings, if required.

     2. Withdrawal from Group; Cancellation of Further Arrangements: Effective as of the date hereof, Logg and O'Brien withdraw from the Group comprising the Investors with respect to the Issuer and its securities and relinquish any membership or other interest they may have in The Monterey Stockholders Group LLC. Logg and O'Brien shall no longer, individually or collectively, furnish investment advice relating to the Issuer or the securities of the Issuer to either Smith, Rockside or the Foundation, nor shall either Logg or O'Brien have any form of discretionary authority from Smith, Rockside or the Foundation to execute securities transactions on their behalf with respect to the Issuer's securities. Logg and O'Brien agree to take all further actions with respect to any brokerage accounts of Smith, Rockside or the Foundation necessary or advisable to reflect the foregoing.

     3. Smith, Rockside and the Foundation to Continue to Act and File as Group:
The Agreement remains in full force and effect as it relates to Smith, Rockside and the Foundation, which shall continue to operate as a Group with respect to the Issuer's securities. Nothing contained herein shall be construed as contrary to such statement.

     4. Miscellaneous. This Agreement constitutes the entire agreement between the parties and may not be amended without the written agreement of each of them. This Agreement is governed by the laws of the State of New York and may be executed in counterparts, which, taken together, shall constitute one Agreement.


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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date set forth herein.

THE ROCKSIDE FOUNDATION                               /s/ Mark T. Smith
                                                      --------------------------
                                                      Mark T. Smith

By: /s/ John B. Haley
    -------------------------------
   John B. Haley, President


THE R. TEMPLETON SMITH FOUNDATION                     /s/ Thomas O'Brien
                                                      --------------------------
                                                      Thomas O'Brien


By: /s/ Edward C. Smith
    -------------------------------
     Edward C. Smith, Treasurer


LOGG INVESTMENT RESEARCH, INC.



By: /s/ Thomas O'Brien
    ------------------------------
    Thomas O'Brien, President